Second Quarter Update 2026

Important information Caution Regarding Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including those regarding First Bancorp's expectations or predictions of future financial or business performance or conditions. The forward-looking statements are inherently subject to risks and uncertainties. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, expected cost savings, expected impact on future earnings, the Company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statements. We assume no duty to update forward-looking statements. In addition to factors previously disclosed in First Bancorp’s reports filed with the Securities and Exchange Commission (“SEC”), including without limitation its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K, factors that could influence the accuracy of such forward- looking statements include, but are not limited to, the financial success or changing strategies of the Company’s customers, the risks and uncertainties relating to the level of success in integrating acquisitions, (including the ability to successfully integrate First Carolina into First Bank; to realize the anticipated benefits of the acquisition; deposit attrition, customer loss or other revenue loss following completed acquisitions may be greater than anticipated; and the integration of operations and personnel may require more time and expense); actions of government regulators; the level of market interest rates; and general economic conditions. This presentation contains financial information, performance measures and statements that include non-GAAP (Generally Accepted Accounting Principles) measures and should be read along with related earnings releases and Forms 10-Q/K for the respective quarters and period ends, which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of First Bancorp. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of First Bancorp. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results or financial condition as reported under GAAP. Non-GAAP Measures

Company overview Bank Holding Company First Bancorp Subsidiary Bank First Bank Headquarters Southern Pines, North Carolina Established 1935 as Bank of Montgomery Assets * $13.0 billion Loans * $9.0 billion Deposits * $11.1 billion Branches * 113 in NC & SC Employees * 1,396 full-time equivalent employees Ranking 4th largest bank headquartered in NC (largest community bank) Market Capitalization # $2.6 billion – Ticker FBNC Stock Market/Indices NASDAQ Global Select Market, S&P SmallCap 600 Index, Russell 2000 Daily Average Trading Volume # 233,000 shares Insider Ownership # 1.66% Institutional Ownership # 82.03% Member of Russell 2000 Yes * Data is as of 06/30/26 # Data is as of 07/15/26

First Bank: The Bank of the Carolinas Deepening South Carolina franchise Increases South Carolina deposit base by over 50% and doubles branch footprint in the state(1) Top 10 pro forma deposit market share in South Carolina; #2 pro forma deposit market share in Pee Dee Region Familiar community banking cultures  Carolina Bank chartered in 1936  Experienced bankers (average tenure ~17 years) serving longstanding customers (average DDA account age ~15 years) Partnering with a top financial performer  Carolina Bank has the strongest LTM ROAA among South Carolina peers with 1.60%(2)  Strong core funding base with 1.47% 1Q’26 cost of deposits and no borrowings(2) Compelling financial results  Low single-digit EPS accretion; ~1% TBV dilution with less than 2-year earnback; 20%+ IRR  Strong pro forma capital ratios maintain future optionality to grow the bank and increase earnings Accretive to First Bancorp operating results  Additional scale improves projected Efficiency Ratio, ROAA and ROATCE  Grows AUM of FB Wealth Management by ~15% Data Source: S&P Global Market Intelligence, FDIC Summary of Deposits as of 6/30/25. (1) Based on FDIC Summary of Deposits as of 6/30/25 and excludes any potential branch closures following the consummation of the transaction. (2) Represents bank-level Call Report data as of and for the three months and twelve months ended 3/31/26. On July 14, 2026, First Bancorp and Carolina Bank & Trust Company announced the signing of a definitive merger agreement under which First Bancorp will acquire First Carolina in a stock and cash transaction with an aggregate value of $166 million. The merger agreement is expected to close in the fourth quarter of 2026 or early in the first quarter of 2027, subject to customary closing conditions, including First Carolina shareholder approval and regulatory approval. Pending Acquisition of Carolina Bank

First Bank post acquisition Our mission To be the best community bank in every community we serve and through every delivery channel we offer. Our core values Be committed to safety and soundness. Provide accurate, prompt, courteous service. Help our clients and associates build and achieve goals. Make it easy for our associates to deliver the best value to our clients, and easy for our clients to do business with us whenever, wherever, and however they choose. Our locations Carolina Bank (14) FBNC (113) $13.8B Assets $9.4B Gross Loans $11.7B Deposits 1.6% 2027E ROA 15% 2027E ROTCE 47% 2027E Eff. Ratio Pro Forma Financial Highlights

Best Employer in North Carolina 2023, 2024, 2025 First Bank was named a BEST EMPLOYER in North Carolina by Business NC. National recognition #14 in S&P Top 50 Public Banks 2026 First Bank was ranked #14 best U.S. public bank by S&P Global Market Intelligence. #23 in Forbes America’s Best Banks 2026 First Bank was named #23 on Forbes’ 2026 America’s Best Banks. Forbes Best In State Banks 2019, 2020, 2021, 2024 First Bank was named 1st or 2nd in North Carolina.

Q2 2026 highlights 1. Annualized net income divided by: average common shareholders’ equity less average total intangible assets, net. 2. Net-interest income divided by average earning assets. Q2 2026 Q1 2026 CHANGE Net income $50.5 million $46.7 million +$3.8 million Provision for Credit Losses $1.1 million $3.1 million -$2.0 million Diluted EPS $1.22 $1.13 +$0.09 ROA 1.56% 1.48% +8 bps ROCE 11.89% 11.22% +67 bps ROTCE (1) 16.88% 16.05% +83 bps Net Interest Margin (2) 3.71% 3.67% +4 bps Loan Yield 5.67% 5.57% +10 bps Total Cost of Deposits 1.31% 1.28% +3 bps Total Cost of Funds 1.34% 1.31% +3 bps

Q2 2026 summary 1. Preliminary Earnings • 2Q 26 net income of $50.5 million • ROA of 1.56% • ROCE of 11.89% • ROTCE 16.88% • Management continues to control expenses resulting in $62.8 million of NIE Margin • NIM increased 4 basis points to 3.71% • Net Interest Income +$4.1 million to $111.3 million • Loan Yield increased 10 bp to 5.67% • Securities yield of 2.71% (-3 bps) • Total Cost of Deposits increased 3 bps to 1.31% Balance Sheet • Total assets increased $93.9 million • Loan growth of $194.9 million • Deposits increased $72.4 million Credit • ACL coverage ratio of 1.39% down 3 bps from Q1 2026 • Annualized net charge-offs of 0.04% ($1.0 million) • Foreclosed real estate decreased to $0.7 million • Helene credit reserves total $1.9 million • NPA/Assets ratio remains low at 0.34% Capital • Capital position remains strong – o Tangible Common Equity Ratio 9.83% (+20 bps) o CET 1 Ratio 14.09%1 (-4 bps) o Total Risk-Based Capital 16.06%1 (-6 bps) o C&D and CRE concentration ratios within target range • Book value of $41.49 per share, (+ $0.81) • Tangible book value of $29.84 per share, (+ $0.83) “We continue to benefit from the repositioning of lower- yielding assets into higher-yielding opportunities, resulting in a 4 basis-point expansion of our NIM and strong operating performance. We are pleased with our performance though the first half of the year and remain confident in our ability to sustain positive momentum.” Richard H. Moore, First Bancorp Chairman and CEO $50.5 million Net income $1.22 Diluted EPS 3.71% NIM $111.3 million Net Interest Income 49.1% Efficiency ratio 1.56% ROA $194.9 million, or +8.9% Linked quarter loan growth $72.4 million, or +2.6% Linked quarter deposit growth 1.39% ACL ratio 14.09%1 CET1 ratio

Net interest margin (NIM tax-equivalent ) 2.80% 2.87% 2.90% 3.08% 3.27% 3.32% 3.47% 3.60% 3.69% 3.73% 2.69% 2.77% 2.82% 2.99% 3.19% 3.26% 3.40% 3.54% 3.64% 3.68% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Reported Core Net interest margin – tax-equivalent is calculated by dividing tax-equivalent net interest income by average earning assets. Core net interest margin excludes accretion from purchase accounting loan discounts

Loan yields 5.45% 5.51% 5.51% 5.47% 5.52% 5.53% 5.69% 5.59% 5.57% 5.67% 5.30% 5.37% 5.39% 5.34% 5.41% 5.44% 5.60% 5.51% 5.51% 5.61% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% 5.70% 5.80% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Stated Core

Asset yield trends 2.28% 2.41% 2.55% 2.69% 2.74% 2.71% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 2nd Quarter 2026 Total Securities 4.65% 4.69% 4.86% 4.84% 4.88% 4.95% 4.00% 4.10% 4.20% 4.30% 4.40% 4.50% 4.60% 4.70% 4.80% 4.90% 5.00% 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 2nd Quarter 2026 Interest Earning Assets 5.52% 5.53% 5.69% 5.59% 5.57% 5.67% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% 5.70% 5.80% 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 2nd Quarter 2026 Total Loans, Fees, & Accretion

Cost of funds and total cost of deposits 1.79% 1.81% 1.81% 1.62% 1.51% 1.48% 1.51% 1.36% 1.31% 1.34% 1.56% 1.72% 1.76% 1.57% 1.46% 1.43% 1.46% 1.32% 1.28% 1.31% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Cost of Funds Deposits

Deposit cost 2.14% 2.14% 2.18% 1.97% 1.89% 1.94% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2.10% 2.20% 2.30% 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 2nd Quarter 2026 Interest Bearing Deposits 1.46% 1.43% 1.46% 1.32% 1.28% 1.31% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 2nd Quarter 2026 Total Cost of Deposits

Strong capital levels First Bancorp maintains strong capital levels. Through earnings, First Bancorp continues to increase equity and capital. The asset and loan growth in the second quarter increased the denominator in the capital ratios, particularly in risk based measures as loans generally carry higher risk weights than short term investments and AFS securities. Capital levels afford management strategic flexibility. Capital ratios for Q2 2026 are preliminary and subject to change 9.63% 11.46% 14.13% 14.87% 16.12% 9.83% 11.60% 14.09% 14.81% 16.06% 4.00% 7.00% 8.50% 10.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% TCE Tier 1 Leverage Capital Common Equity Tier 1 Tier 1 Capital Total Capital 3/31/2026 6/30/2026 Minimum  20 bps  14 bps  6 bps  6 bps  4 bps Capital Ratios

Strong deposit franchise supported by thriving markets Total deposits ended at $11.1 billion, an increase of $72.4 million for the quarter, or 2.6% annualized. Brokered deposits remain minimal at $5.0 million as of June 30, 2026. Management has controlled interest expense, with total cost of deposits of 1.31% for Q2 2026, an increase of 3 basis points from the linked quarter and a decrease of 12 basis points from the like quarter. $10,830 $10,881 $10,748 $11,012 $11,085 1.43% 1.46% 1.32% 1.28% 1.31% 2.14% 2.18% 1.97% 1.89% 1.94% 4.50% 4.25% 3.75% 3.75% 3.75% $7,000 $7,500 $8,000 $8,500 $9,000 $9,500 $10,000 $10,500 $11,000 $11,500 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2Q '25 3Q '25 4Q '25 1Q '26 2Q '26 Deposits Total cost of deposits Interest bearing deposits Fed funds Deposits end-of-period ($ in millions)

Diverse deposit base The Company benefits from a granular deposit franchise, with the top twenty depositors representing approximately 7% of total deposits. Consumer deposits represent 42% of total deposits. Business deposits represent 58% of total deposits. Uninsured and uncollateralized deposits represent approximately 34% of total deposits. 8% 8% 8% 7% 7% 0% 0% 0% 0% 0% 41% 41% 42% 42% 43% 5% 5% 5% 5% 5% 13% 13% 13% 13% 13% 33% 33% 32% 33% 32% 2Q '25 3Q '25 4Q '25 1Q '26 2Q '26 Time deposits Brokered Money market Savings NOW Nonint trans accts Deposits End-of-Period ($ in millions) $10,830 $10,881 $10,748 $11,012 $11,085

Allowance for credit losses Loans outstanding Allowance for credit losses (ex Hurricane Helene) Allowance for credit losses (Hurricane Helene) Percent of loans outstanding Commercial and industrial $ 1,014,295 $ 19,200 $ 0 1.89% Construction, development & other land loans 847,912 15,151 0 1.79% Commercial real estate - owner occupied 1,358,100 18,314 0 1.35% Commercial real estate - non owner occupied 2,974,749 25,730 0 0.86% Multi-family real estate 619,489 6,432 0 1.04% Residential 1-4 family real estate 1,728,367 30,383 1,596 1.85% Home equity loans/lines of credit 377,949 3,040 304 0.88% Consumer loans 68,692 4,744 0 6.91% Unamortized net deferred loan costs (fees) (805) Total loans $ 8,988,748 $ 122,994 $ 1,900 1.39%

Asset quality trends 0.06% 0.14% 0.05% 0.06% 0.04% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% Q2 25 Q3 25 Q4 25 Q1 26 Q1 26 Annualized Net Charge Offs 0.42% 0.44% 0.42% 0.47% 0.49% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Nonperforming Loan Ratio 1.47% 1.44% 1.42% 1.42% 1.39% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 ACL / Loans 0.28% 0.31% 0.30% 0.32% 0.34% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Nonperforming Asset Ratio

Noninterest income (Dollars in thousands) Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Service charges on deposit accounts $ 3,767 $ 3,976 $ 4,225 $ 4,269 $ 3,954 $ 4,205 Other service charges and fees 5,919 6,605 6,323 5,653 5,942 5,986 Presold mortgage loan fees and gains on sale 450 315 471 583 669 660 Commissions from sales of financial products 1,408 1,388 1,678 1,800 1,492 1,707 SBA loan sale gains 52 151 869 - 903 529 Bank-owned life insurance income 1,228 1,221 1,289 1,375 1,340 1,358 Securities losses, net - - (27,905) (43,722) - - Other income, net 132 636 99 7,563 878 1,589 Total noninterest income $ 12,956 $ 14,292 $ (12,951) $ (22,479) $ 15,178 $ 16,034 Our Noninterest income primarily relates to providing excellent services to our customers in the form of deposit and transaction services, mortgage financing and other financial products. These services are relatively stable across interest rate environments. Noninterest income also includes amounts related to other noninterest earning investments and gains/losses on the sales of investment securities. During the fourth quarter of 2025, the Company realized a $4.6 million gain from the sale of an office building.

Noninterest expense (Dollars in thousands) Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Salaries, incentives and commissions expense $28,661 $29,005 $31,065 $30,747 $29,978 $31,529 Employee benefit expense 6,095 6,187 5,751 6,673 6,516 6,958 Total personnel expense 34,756 35,192 36,816 37,420 36,494 38,487 Occupancy and equipment expense 5,192 5,195 5,145 4,903 5,355 4,961 Intangibles amortization expense 1,516 1,468 1,394 1,294 1,247 1,199 Other operating expenses 16,447 17,069 16,817 18,426 17,122 18,114 Total noninterest expenses $57,911 $58,924 $60,172 $62,043 $60,218 $62,761 $57,911 $58,924 $60,172 $62,043 $60,218 $62,761 54.5% 53.0% 51.1% 48.5% 49.0% 49.1% 45% 50% 55% 60% 65% $45,000 $47,500 $50,000 $52,500 $55,000 $57,500 $60,000 $62,500 $65,000 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Th ou sa n d s Non interest expense Efficiency ratio

Investment thesis Regional bank with strong culture that offers many of the product capabilities found in larger national banks but delivers those services with a local community bank focus. Capabilities include Mobile Banking, Wealth Management, Credit Card, Treasury Services, and Mortgage Banking. Centered in one of the fastest-growing regions in the U.S. and focused on high growth markets. Stable, low-cost core deposit franchise • Built over 90 years of serving our communities • Strength of rural markets • Q2 2026 Total Cost of Deposits was 1.31% • Minimal wholesale funding Conservative Balance Sheet • Minimal credit risk in investment portfolio • Core funded • In market loan portfolio – almost no participations Market disruptions provide opportunity

Valuation Price to Tangible Common Book Value Chart reflects data available through S&P Global, and therefore the tangible book values are as of March 31, 2026 and the stock prices are as of July 15, 2026 for all companies presented. Based on June 30, 2026 amounts for tangible common book value ($29.84) and FBNC stock price ($63.93), the Price to Tangible Book was 2.14x at that date. 1.34x 1.60x 1.68x 1.88x 1.90x 2.02x 2.12x 2.17x 2.22x 2.34x - 0.50 1.00 1.50 2.00 SFST UCB TOWN UBSI FBK ABCB AUB SBCF FBNC FCBC Price / Tangible Common Book Value Median = 1.96x The above chart reflects the 7/15/2026 closing stock price and 3/31/2026 tangible common book value.

Valuation Price to Earnings Based on SNL Mean Normalized 2026 EPS Estimate of $4.65, the FBNC price to earnings ratio is 13.8x based on July 15, 2026, closing price for FBNC stock of $64.44. The above chart reflects the 7/15/2026 closing stock price and 2026 EPS Estimate as of that date. . 11.3x 11.4x 11.8x 12.2x 12.6x 13.x 13.2x 13.5x 13.8x 14.9x AUB TOWN UCB SFST FBK UBSI SBCF ABCB FBNC FCBC Price / 2026 Consensus EPS - Normalized Median – 12.8x

North Carolina & South Carolina: Thriving states for business Growing populations North Carolina • Currently the 9th most populous state • Projected 7th by 2040 – and within 1% of 5th most populated • 4th highest net increase in population in 2024 • Projected to grow 20% over the next 20 years – 5th highest total growth South Carolina • Currently the 23rd most populous state • The 4th fastest growing state by percentage change in 2024 • 5th highest net increase in population in 2023 and 10th highest in 2024 • Projected to increase 18% between 2024 and 2042 America’s Top States for Business • North Carolina ranked Top Five States for Business in 2024 (CNBC, Forbes, CEO Magazine, Business Facilities) • South Carolina’s economy is 12th in the nation (CNBC) Tax-friendly states – NC is phasing out corporate income tax and SC’s corporate tax rate is among the lowest in the Southeast North Carolina Pension System – Ranked strongest in the nation by Moody’s Both states have an AAA Bond Rating

Corporate citizenship

Investing in our communities A proud community partner in the Carolinas since 1935 First Bank has long been a committed partner in the communities it serves across the Carolinas. The following are just some of the investment areas made over the recent years. . Ensuring equitable access to education • Area public schools and community colleges • Communities in schools • STEAM programs • Summer camps • HBCU and college scholarships • Literacy programs and book drives • Boys and Girls Club chapters Improving the lives of neighbors in need • United Way chapters • Habitat for Humanity volunteering and Habitat loan origination program • Women’s shelters and organizations • Food banks and annual food drive • The American Red Cross • Partnership for Children • Smart Start Promoting business and economic growth • Foundations • Business incubators • Local community economic development organizations • Entrepreneurship competitions • Small business financial education seminars • Events recognizing local business leaders

Social responsibility Diversity and inclusion We treat customers and associates with respect, communicate openly, and value the unique contributions of every individual. We strive to build an inclusive organization that reflects the communities we serve. • Our Diversity Council represents associate perspectives, helps ensure diversity efforts align with our mission, and serves as an advisory and communication channel to leadership. • We promote a workplace where all views are respected and all associates have access to opportunity, growth, and advancement. • We are committed to inclusive hiring practices by maintaining diverse candidate pools, supported by recruiting partnerships with North Carolina HBCUs and participation in NCWorks to broaden visibility of open roles. Financial wellness We provide financial education resources and tools to help members of our communities build brighter financial futures. • First@Work – Through the Bank’s First@Work program, bank associates offer in-person and online financial education seminars for employees at local businesses and at events in their communities. • Educational resources – First Bank maintains many educational resources covering a range of topics like personal finance, budgeting, starting a business, buying a home, and understanding a credit score. These are frequently shared through live community events, school events, and the bank’s social media channels. • The Learning Lab – Built specifically for teens ages 12-18, the Learning Lab online modules provide financial education through fun, game-like scenarios on a variety of topics, including budgeting, savings, and investing.

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